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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

      In connection with the Annual Report of Cathay Merchant Group, Inc. (the "Company") on Form 10-KSB for the year ended July 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Smith, President, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By: /s/ Michael Smith
    -----------------------------------
     Michael Smith
     President, Chief Executive Officer
     and Chief Financial Officer

Dated:   October 28, 2004